Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-66262



                         GAMCO GLOBAL SERIES FUNDS, INC.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                        THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                   (EACH, A "FUND" AND TOGETHER, THE "FUNDS")

      Supplement  dated March 31, 2009 to the Funds' Class A, B, C, and I Shares
          Prospectus, and the Funds' Class AAA Shares Prospectus, each dated April 29, 2008


With respect to The GAMCO Global Opportunity Fund, the Adviser contractually has agreed to extend the waiver of all or a portion of its investment advisory fee and/or to reimburse certain expenses of each Class of the Fund as described in the Prospectuses on pages 13 and 22 for Class A, B, C, and I Shares and pages 11 and 18 for Class AAA Shares through at least May 1, 2010.